Exhibit 10.5

RESALE AGREEMENT

This Agreement (“Agreement”) is by and between Buy.com Inc. (“Buy.com”), with its principal place of business at 21 Brookline, Aliso Viejo, California 92656, and Ingram Micro Inc. (“Ingram”) excluding its subsidiaries, with its principal place of business at 1600 East St. Andrew Place, Santa Ana, California 92705. This Agreement will include shipments to Buy.com’s locations in the United States only.

1.	Purpose

The purpose of this Agreement is to provide the terms and conditions for the purchase and resale by Buy.com and the sale by Ingram to Buy.com of various computer products including both hardware and software offered by Ingram to its customers (“Product”), excluding electronic software distribution (ESD) product.

2.	Terms of Sale

A. Buy.com will source all of its Product requirements from Ingram during the term of this Agreement, provided that the Product is available at the time Buy.com places its order. In the event the Product is not available or is not offered to Buy.com by Ingram, Buy.com shall have the right to source such Product from another source.

B. If authorization for resale is required by the vendor of any Product, then Ingram will not be obligated to sell such Product to Buy.com unless Ingram has received such required authorization. If any vendor prohibits Ingram from selling a specific Product to Buy.com, then Ingram reserves the right not to sell said Product to Buy.com.

C. Ingram and Buy.com will work towards the implementation of Inside Line which provides pricing and on-line availability.

3.	Ordering

A. Buy.com will compile, update, and provide Ingram with Product order information. The Product order information will include the (i) Product type(s), (ii) unit quantity, (iii) Ingram SKU number and/or vendor part number, (iv) Buy.com purchase price from Ingram, and (v) correct shipping address. For government orders, Buy.com will compile the above Product order information as well as (i) end user name and zip code and (ii) government contract number. Buy.com personnel will identify, for each Product order, the ship-to destination as either Buy.com, Buy.com’s customer, or to some other specified third party. Ingram will, subject to Product availability, use its best efforts to fill and ship all Product orders placed by Buy.com within one (1) business day of order receipt.

B. Ingram will accept orders over telephone, via facsimile, and via Ingram approved electronic ordering methods as defined in Ingram’s Catalog only from those who identify themselves as Buy.com personnel and provide the Ingram customer number prior to placing the order. Ingram will have no obligation to confirm the validity of any order placed or the authority of the person placing an order in this manner. Buy.com will disclose its Ingram customer number only to its personnel with a need to know.

C. Ingram will [***] for all of Buy.com’s Product orders.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Ingram Micro Inc. Resale Agreement

4.	[***]

5.	Pricing

A. Buy.com’s prices for Product purchases, excluding those listed in Exhibit A, will be [***]. Exhibit A provides a list of vendors for which the pricing is adjusted individually and separately from the pricing listed below.

[***]

NOTE: Certain Product purchases [***] may not be included in the above pricing.

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6.	Payment Terms

A. Buy.com shall furnish to Ingram all financial information reasonably requested by Ingram from time to time for the purpose of establishing or continuing Buy.com’s credit limit, it being understood that Ingram shall have the right to decline to extend credit to Buy.com and to require that the applicable purchase price be paid prior to shipment. Ingram shall have the right from time to time, without notice, to change or revoke Buy.com’s credit limit on the basis of changes in Ingram’s credit policies or Buy.com’s financial condition and/or payment record.

B. Ingram will invoice Buy.com upon Product shipment, and all invoices will be due and payable [***] days from the invoice date. Ingram will provide an Early Pay Discount of [***] on all invoices for which payment is received by wire transfer within [***] days of invoice date. A service charge of [***] will be charged on all past due balances to defray Ingram’s costs of carrying such balance. Credit cards (MasterCard, VISA and Discover Card) will only be accepted at the time of order or purchase. Payment for all other orders must be made in accordance with the terms in effect at the time the order was placed.

C. In the event Buy.com fails to make timely payment of any amount invoiced hereunder, Ingram shall have the right, in addition to any and all other rights and remedies available to Ingram, at law or in equity, to immediately revoke any or all credit extended, to delay or cancel future deliveries and/or to reduce or cancel any or all quantity discounts extended to Buy.com. Buy.com shall pay all costs of collection, including reasonable attorneys’ fees.

D. Any obligation of Ingram under these terms and conditions to deliver Products on credit terms shall terminate without notice if Buy.com files a voluntary petition under a bankruptcy statute, or makes an assignment for the benefit of creditors, or if an involuntary petition under a bankruptcy statute is filed against Buy.com, or if a receiver or trustee is appointed to take possession of the assets of Buy.com.

7.	Shipping

A. All orders will be shipped F.O.B. origin, Ingram’s carrier of choice, with all ground freight charges paid by Ingram for shippable Product orders over [***]. In the event an authorized Buy.com

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Ingram Micro Inc. Resale Agreement

representative requests a priority shipping method, Buy.com agrees to use an Ingram authorized carrier and to pay all such freight costs.

B. For fulfillment orders all Product shipped directly to Buy.com’s customers will be packaged with no reference to Ingram. Specifically, the packaging will not display any Ingram trademark, service mark, logo, or trade name. If the carrier requires a return address, Ingram may use its warehouse address, without its company name on such shipment.

C. Buy.com or its customer shall examine all Products promptly upon receipt thereof. No later than thirty (30) days after receipt, Buy.com shall notify Ingram of all claimed shortages or damaged Products or if rejection is intended, shall specify all grounds therefor. Failure to give such notice shall be deemed an acceptance of the Products as of the date of shipment.

8.	Returns

A. Buy.com agrees to make separate requests for stock balance and defective returns. All returns must be accompanied by a valid Ingram Return Material Authorization (“RMA”) number. Each return must be packaged separately for each RMA and contain only Product specified on that RMA. All RMA’s are valid for thirty (30) days from the date of issuance.

B. Stock Balancing

1. For systems vendor returns, Ingram will allow Buy.com stock balance returns for up to [***] days from the date of invoice, subject to vendor requirements or restrictions. Buy.com will have Product return privileges on overstocked resalable Products purchased from Ingram of up to [***] of its previous [***] days purchases, less any stock balance returns. Credit for returns is calculated at the last purchase price or the current price, whichever is lower.

2. For non-systems vendor returns, Ingram will allow Buy.com stock balance returns for up to [***] days from the date of invoice, subject to vendor requirements or restrictions. Buy.com will have Product return privileges on overstocked Product purchased from Ingram of up to [***], less any stock balance returns. Credit for returns is calculated at the last purchase price or the current price, whichever is lower.

3. Ingram reserves the right not to accept Products which are (a) no longer in production or (b) are being produced or published by a manufacturer which is insolvent or which has declared bankruptcy or (c) subject to more restrictive stock balancing policies issued by the Product’s manufacturer or publisher. Buy.com shall pay all costs and bear all risks of loss when returning Products to Ingram. Configured Products may not be stock balanced.

C. Defective Returns

1. Buy.com may return to Ingram for replacement or credit any Products (other than Configured Products) found to be defective within ninety (90) days of purchase or any Configured Products which are found to be defective within thirty (30) days of purchase. Buy.com must obtain Ingram’s approval prior to returning the Products. Ingram reserves the right to require Buy.com to return defective Products directly to the Products’ manufacturer for replacement according to the manufacturer’s defective Products return policy.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Ingram Micro Inc. Resale Agreement

2. Ingram shall not be obligated to repair or replace Products rendered defective, in whole or in part, by causes external to the Products, such as, but not limited to catastrophe, power failure or transients, overvoltage on interface, environment extremes, improper use, maintenance and application of the Products or use of unauthorized parts.

9.	Marketing Funds

Ingram and Buy.com agree to the terms of the Marketing Agreement incorporated herein as Exhibit B.

10.	Confidentiality

A. For a period of two (2) years from the date of disclosure to the other party, both parties agree that they will not disclose to third parties the Confidential Information, as hereafter defined, of the other without the other party’s prior written permission. Confidential Information shall mean all proprietary information and/or trade secrets (including but not limited to Buy.com customer information) regardless of the form in which it is transmitted, which (a) if disclosed in tangible form bears a legend indicating that it is confidential or proprietary; or (b) if disclosed orally or visually only, is identified as confidential or proprietary at the time of disclosure and is documented as such in writing and a non-confidential written summary of the disclosure is provided to the other party within thirty (30) days of the date of disclosure. Confidential Information will only be used by the parties in furtherance of this business relationship. Ingram agrees not to use Buy.com’s Confidential Information to solicit or develop business directly with Buy.com’s customers.

B. The foregoing obligations not to disclose Confidential Information shall not apply with respect to a party’s Confidential Information that: (i) was in the possession of or known by the other party without an obligation of confidentiality prior to receipt from the disclosing party, (ii) is or becomes general public knowledge through no fault or acts of the other party; (iii) is or becomes lawfully available to the other party from a third party which, to the other party’s knowledge, is not subject to an obligation of confidentiality; (iv) is independently developed by the other party without use of any Confidential Information; or (v) the other party is advised by counsel is required to be disclosed by any governmental agency or pursuant to any law, code or regulation, provided the disclosing party notifies the other party in writing as soon as it becomes aware of the disclosure requirement so as to afford the other party every opportunity to take whatever steps it deems necessary to protect the confidentiality of the information. In the event that Buy.com determines that it must file this Agreement as an exhibit to any registration statement it files with the U.S. Securities and Exchange Commission (the “SEC”), Buy.com will request confidential treatment for the filing, will permit Ingram to review and approve the portions of this Agreement for which confidential treatment is requested at least seventy-two (72) hours prior to the filing, and will permit Ingram to participate in any discussions it or its representatives may have with the SEC with respect to such request.

11.	Taxes

Buy.com shall bear applicable federal, state, municipal, and other government taxes (such as sales, use, etc.). Unless otherwise specified, list prices do not include such expenses, and they will appear, if applicable, as separate, additional items on the invoice. Exemption certificates, valid in the place of delivery, must be presented to Ingram prior to shipment if they are to be honored.

Ingram Micro Inc. Resale Agreement

12.	Warranty

Product warranties, if any, are provided by the manufacturer/publisher of the Products. Ingram makes no warranties whatsoever. Ingram’s sole obligation (and Buy.com’s sole remedy) in the event of breach of any warranty shall be the repair or replacement of defective Products. IN NO EVENT SHALL INGRAM BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES OR DAMAGES OF ANY KIND OR NATURE ALLEGED TO HAVE RESULTED FROM ANY BREACH OF WARRANTY. INGRAM DOES NOT WARRANT THE MERCHANTABILITY OF THE PRODUCTS OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE. INGRAM MAKES NO WARRANTY, EXPRESS OR IMPLIED, OTHER THAN THOSE SPECIFICALLY SET FORTH HEREIN.

13.	Patent and Trademark Indemnity

INGRAM SHALL HAVE NO DUTY TO DEFEND, INDEMNIFY, AND HOLD HARMLESS BUY.COM FROM AND AGAINST ANY OR ALL DAMAGES AND COST INCURRED BY BUY.COM ARISING FROM THE INFRINGEMENT OF PATENTS OR TRADEMARKS OR THE VIOLATION OF COPYRIGHTS BY PRODUCTS. NOTWITHSTANDING ANY OTHER TERMS OR CONDITIONS TO THE CONTRARY, INGRAM’S LIABILITY UNDER THIS SECTION SHALL NOT EXCEED THE PURCHASE PRICE OF THE INFRINGING PRODUCT.

14.	Limitation of Liability

INGRAM SHALL NOT BE LIABLE TO BUY.COM, BUY.COM’S CUSTOMERS, OR ANY OTHER PARTY FOR ANY LOSS, DAMAGE, OR INJURY WHICH RESULTS FROM THE USE OR APPLICATION BY BUY.COM, BUY.COM’S CUSTOMER, OR ANY OTHER PARTY OF PRODUCTS DELIVERED TO BUY.COM, UNLESS THE LOSS OR DAMAGE RESULTS DIRECTLY FROM THE INTENTIONALLY TORTIOUS OR FRAUDULENT ACTS OR OMISSIONS OF INGRAM. IN NO EVENT SHALL INGRAM BE LIABLE TO BUY.COM OR ANY THIRD PARTY FOR LOSS, DAMAGE, OR INJURY OF ANY KIND OR NATURE ARISING OUT OF OR IN CONNECTION WITH THESE TERMS AND CONDITIONS, OR ANY AGREEMENT INTO WHICH THEY ARE INCORPORATED, OR ANY PERFORMANCE OR NONPERFORMANCE UNDER THESE TERMS AND CONDITIONS BY INGRAM, ITS EMPLOYEES, AGENTS OR SUBCONTRACTORS, IN EXCESS OF THE NET PURCHASE PRICE OF THE PRODUCTS ACTUALLY DELIVERED TO BUY.COM HEREUNDER. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO LOSS OF GOOD WILL, LOSS OF ANTICIPATED PROFITS, OR OTHER ECONOMIC LOSS ARISING OUT OF OR IN CONNECTION WITH EITHER PARTY’S BREACH OF, OR FAILURE TO PERFORM IN ACCORDANCE WITH ANY OF THESE TERMS AND CONDITIONS, OR THE FURNISHING, INSTALLATION, SERVICING, USE OR PERFORMANCE OF ANY PRODUCTS PROVIDED HEREUNDER, EVEN IF NOTIFICATION HAS BEEN GIVEN AS TO THE POSSIBILITY OF SUCH DAMAGES. BOTH PARTIES HEREBY EXPRESSLY WAIVE ANY AND ALL CLAIMS FOR SUCH DAMAGES. IN NO EVENT SHALL INGRAM HAVE ANY LIABILITY FOR ANY PRODUCTS USED FOR AVIATION, MEDICAL, LIFESAVING, LIFE SUSTAINING OR NUCLEAR APPLICATIONS.

15.	Compliance with U.S. Export Laws

The Products are sold to Buy.com for resale in the United States only. In the event Buy.com delivers the Products to a customer who may use the Products outside the United States, Buy.com acknowledges

Ingram Micro Inc. Resale Agreement

and shall advise its customer that the Products are controlled for export by the U.S. Department of Commerce and that the Products may require authorization prior to export from the United States or re-export. Buy.com agrees that it will not export, re-export, or otherwise distribute Products, or direct products thereof, in violation of any export control laws or regulations of the United States. Buy.com warrants that it will not export or re-export any Products with knowledge that they will be used in the design, development, production, or use of chemical, biological, nuclear, or ballistic weapons, or in a facility engaged in such activities, unless Buy.com has obtained prior approval from the Department of Commerce. Buy.com further warrants that it will not export or re-export, directly or indirectly, any Products to embargoed countries, including, but not limited to, Cuba, Libya, North Korea, Iran, Iraq, Sudan and Syria. Diversion of Products contrary to U.S. law is prohibited.

16.	Manufacturer/Publisher Restrictions

All Products delivered to Buy.com hereunder may have additional restrictions on their use required by manufacturer/publisher. Buy.com is solely responsible for ensuring its adherence to any and all such restrictions or requirements.

17.	Severability

A judicial determination that any provision hereunder is invalid in whole or in part shall not affect the enforceability of those provisions not found to be invalid.

18.	Reconciliation

Both parties mutually agree to reconcile Buy.com’s account every ninety (90) days from the effective date of this Agreement. In order to allow appropriate credits to be applied, Buy.com agrees to provide appropriate documentation as listed in Exhibit C to Ingram and wait thirty (30) days from the date of the disputed claim before debiting Ingram for any reason.

19.	Notices

All notices and other communications relating to this Agreement or its terms will be in writing and mailed via first class United States Postal Service, certified or registered with return receipt requested or via facsimile. All notices so mailed will be deemed received two (2) days after postmark date and facsimiles will be deemed received upon notification of successful transmission.

20.	Choice of Law/Choice of Forum

This Agreement shall be deemed to have been executed and delivered in Santa Ana, California, and shall be construed, interpreted and enforced under and in accordance with the internal laws of the State of California, excluding its conflicts or choice of law rule or principles which might refer to the law of another jurisdiction. The parties agree to exercise any right or remedy in connection with this Agreement exclusively in, and hereby submit to the jurisdiction of the State of California, Courts of Orange County, California, or the United States District Court at Santa Ana, California. The state and federal courts situated in Orange County, California will have non-exclusive jurisdiction and venue over any dispute or controversy, which arises out of this Agreement.

21.	Binding Effect/Assignment

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective representatives, successors and permitted assigns. Neither party may assign its rights and/or

Ingram Micro Inc. Resale Agreement

duties under this Agreement without the prior written consent of the other party given at the other party’s sole option; except that Ingram may assign this Agreement to a subsidiary or affiliate upon notice to Buy.com. Any such attempted assignment shall be void.

22.	Headings

This Agreement may be executed in any number of original counterparts, each of which when executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same instrument. Headings in this Agreement are included for convenience of reference only and will not constitute a part of this Agreement for any other purpose.

23.	Attorneys Fees

In the event there is any dispute concerning the terms of this Agreement or the performance of any party hereto pursuant to the terms of this Agreement, and any party hereto retains counsel for the purpose of enforcing any of the provisions of this Agreement or asserting the terms of this Agreement in defense of any suit filed against said party, each party shall be solely responsible for its own costs and attorney’s fees incurred in connection with the dispute irrespective of whether or not a lawsuit is actually commenced or prosecuted to conclusion.

24.	Term and Termination

This Agreement will commence on the date of the last signature set forth below and will continue for one (1) year. Either party may terminate this Agreement without cause by giving one hundred twenty (120) days advance written notice to the other party. The termination provisions in Exhibit B shall apply only to Exhibit B and Clause 9 of this Agreement. Ingram may terminate this Agreement immediately for cause upon written notice, which notice will include a ten (10) day opportunity to cure.

25.	Entire Agreement

This Agreement (including any Exhibits and Addenda) constitutes the entire Agreement between the parties pertaining to the subject matter hereof, and will cancel, terminate, and supersede any and all previous agreements, proposals, representations, or statements, whether oral or written. The terms of this Agreement will supersede the terms of any invoice or purchase order issued by either party. Any modifications of this Agreement must be in writing and signed by an authorized representative of each party.

This Agreement will become effective as of the last date of signature by the authorized parties below.

“Buy.com”		“Ingram”

By:	/s/ Greg Hawkins	By:	/s/ Debbie Tibey
	(Officer of the Company)		(Officer of the Company)

Name:	Greg Hawkins	Name:	Debbie Tibey
	(Please print or type)		(Please print or type)

Title:	CEO	Title:	Sr. VP of Sales

Date:	3/10/99	Date:	3/10/99

Ingram Micro Inc. Resale Agreement

EXHIBIT A

Vendor Level Pricing

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Ingram Micro Inc. Resale Agreement

EXHIBIT B

Marketing Agreement

Ingram’s Marketing Department understands the needs and requirements that Buy.com has in order to meet its specific business objectives and future goals. Ingram’s Product Marketing and Reseller Marketing team is committed to work with key contacts at Buy.com to facilitate an ease of doing business, increase communication between our companies and collaborate in meeting Buy.com’s established marketing goals.

To achieve Buy.com’s [***] goals, Ingram will commit to best efforts in working jointly with Buy.com to secure [***]. Notwithstanding any other provision to the contrary herein, this marketing agreement is contingent upon Buy.com achieving and maintaining [***].

To effectively facilitate this agreement, Ingram will assemble and assign a team of associates to manage all aspects of the Ingram and Buy.com marketing relationship. Ingram [***] will include [***], a sales manager, a marketing manager, and pass through, administration and analysis support. These sales associates, and the marketing management team, will work closely with the Buy.com sales team to initiate and drive marketing programs. Ingram will develop a [***]. Ingram will assemble this team within [***] of effective date of this marketing agreement. [***]

The marketing team will be assigned [***] requirements of Buy.com. [***] will be mutually defined between Buy.com and Ingram within [***] of the effective date of this marketing agreement. Progress to [***] will be evaluated monthly by both parties. If [***] are underachieved, Buy.com has a right to terminate the marketing agreement with [***] advanced written notice to Ingram if Ingram fails to cure the underachievement within [***] of the notice of termination.

The accomplishment [***] will be measured by the [***] to Buy.com either through Ingram [***] secured by either Ingram or Buy.com. All [***] currently secured [***] will count towards the calculation of [***].

Reporting on all [***] transactions, through Ingram, will be available and provided on a weekly basis to a designated contact at Buy.com.

As an integral component of the marketing programs, the [***] will spend a mutually agreed upon length of time working at Buy.com’s corporate location in order to acquire a full comprehension of Buy.com business model and available marketing vehicles. Buy.com will provide for adequate workspace for Ingram associates to facilitate vendor meetings and participate in training and informational updates on site at the Buy.com corporate location.

Facilitation of necessary training and the development of promotional collateral and sales tools will be a joint responsibility of Ingram and Buy.com. Each party will bear its own expenses in the preparation of these materials. Responsibilities will include managing all marketing communications and activities related to the successful promotion and solicitation of Ingram Micro product marketing and purchasing associates and vendor partners in participation of Buy.com marketing vehicles. Specifically the marketing team will be chartered with the following responsibilities:

•	Act as primary interface for overall marketing management

•	Act as point persons for product marketing managers, buyers, and Ingram Micro vendor partners with respect to Buy.com marketing programs

•	Coordinate product marketing and vendor training and presentations

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Ingram Micro Inc. Resale Agreement

•	Schedule and drive key meetings

•	Manage development, follow-up, and reporting of Buy.com activity solicitations

•	Act as point persons for Buy.com [***]

•	Understand Buy.com’s business model, its position in the marketplace and end user market segments

•	Plan, develop, and coordinate necessary and approved marketing activities and opportunities as related to Ingram associates [***]

•	Research, inquire, and develop channel of [***] in support of Buy.com marketing programs.

As part of this marketing program, and for the duration of this marketing agreement, Ingram will charge a [***] secured on behalf of Buy.com. This [***] will apply to all [***] secured by either Ingram Micro or Buy.com including new [***], upgrades, renewals and [***] changes. The [***] does not apply to contracts in place prior to this Agreement, except for the following vendors:

Vendor	Contract Start Date
[***]	[***]

The [***] will be utilized by Ingram to offset the costs associated with building the infrastructure and maintaining the resources required in providing marketing and sales services to Buy.com

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Ingram Micro Inc. Resale Agreement

EXHIBIT C

Documentation Requirements for Debits

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

August 11, 1999

Debbie Tibey

Senior Vice President of Sales

Ingram Micro, Inc.

1600 East St. Andrew Place

Santa Ana, CA 92705

Re:	Amendment to Resale Agreement

Dear Debbie:

This will amend the Resale Agreement between Ingram Micro, Inc. and BUY.COM Inc. dated March 10, 1999 (the “Resale Agreement”). When signed on behalf of Ingram Micro Inc., Section 24 of the Resale Agreement will be replaced with the following:

24.	Term and Termination

This Agreement will commence on the date of the last signature set forth below and will continue for one (1) year. Either party may terminate this Agreement without cause by giving one hundred twenty (120) days advance written notice to the other party. The termination provisions in Exhibit B shall apply only to Exhibit B and Clause 9 of this Agreement. Ingram may terminate this Agreement immediately for cause upon written notice, which notice will include a ten (10) day opportunity to cure. Unless and until either party provides at least 120 days prior written notice of its intention not to extend the term of this Agreement, this Agreement shall automatically renew for additional one (1) year term.

Except as amended by this letter agreement, the Resale Agreement will remain in full force and effect between our companies.

Sincerely,

/s/ Greg Hawkins
Greg Hawkins
Chief Executive Officer

Accepted and Agreed this

         day of                     , 1999.

Ingram Micro, Inc.

By:
Debbie Tibey
Senior V.P. of Sales

Resale Agreement – Amendment #2

Ingram Micro Inc. (“Ingram”) and Buy.com Inc. (“Buy.com”) hereby agree to amend their mutual Resale Agreement, effective 10 March 1999, and any subsequent Amendments, as follows:

1.	Add new Page 14, Exhibit D dated 08/27/99 entitled Buy.com Post-it Note Program, attached hereto.

This Amendment shall remain in effect for the current term and any renewal term of the Agreement.

Notwithstanding the foregoing, all other provisions of the Agreement remained unchanged. The undersigned has read this Amendment, agrees hereto, and is an authorized representative of its respective party.

This Amendment will become effective as of September 21, 1999.

“Buy.com”		“Ingram”
Buy.com Inc.		Ingram Micro Inc.
21 Brookline		1600 East St. Andrew Place
Aliso Viejo, California 92656		Santa Ana, California 92705

By:	/s/ Brent Rusick	By:
	(Officer of the Company)	(Officer of the Company)

Name:	Brent Rusick	Name:
	(Please print or type)	(Please print or type)

Title:	VP, Sales Operations	Title:

EXHIBIT D

Buy.com Post-it Note Program

1.	Ingram and Buy.com agree to implement a process whereby Buy.com will provide Post-it Notes (“Notes”) to Ingram and Ingram will insert the Notes in each carton containing Products purchased by Buy.com from Ingram prior to shipment to Buy.com or Buy.com’s customers from one of Ingram’s distribution centers in accordance with the terms identified herein,

2.	Buy.com shall ship a total of [***] packages of Notes to various Ingram distribution centers throughout the United States, F.O.B. destination, as specified below.

[***]

3.	Ingram shall receive and warehouse the Notes provided by Buy.com.

4.	Upon Ingram’s receipt and acceptance of a Buy.com order for Product, Ingram shall open each Product carton, insert a single pack of Notes in each carton and reseal the cartons prior to shipment. Ingram shall continue this process until all [***] packages of Notes have been shipped.

5.	Ingram and Buy.com agree that in the event the process described above jeopardizes Ingram’s ability to meet established service levels with Ingram’s customers, Ingram is not obligated to continue this process until Ingram determines, at its sole discretion, that the process may be performed without jeopardizing such service levels. If Ingram suspends or terminates this process, and this suspension or termination continues for more than [***], Ingram will make commercially reasonable efforts to notify Buy.com of such suspension or termination.

6.	Either party may terminate the process identified in this Exhibit D without cause upon ten (10) days prior notice to the other party. If the process is terminated prior to shipment of all [***] packages of Notes, Ingram shall make a pro-rata reduction in the amount due as specified in Section 6 below based on the actual quantity of Notes shipped.

7.	In consideration for Ingram’s implementation of the process described above, Ingram shall invoice and Buy.com agrees to pay Ingram the sum of [***]:

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Resale Agreement – Amendment #3

Ingram Micro Inc. (“Ingram”) and Buy.com Inc. (“Buy.com”) hereby agree to amend their mutual Resale Agreement, effective 10 March 1999, and any subsequent Amendments, as follows:

1.	Replace Exhibit B, Marketing Agreement with Exhibit B dated 2/02/00, attached hereto.

This Amendment shall remain in effect for the current term and any renewal term of the Agreement.

Notwithstanding the foregoing, all other provisions of the Agreement remained unchanged. The undersigned has read this Amendment, agrees hereto, and is an authorized representative of its respective party.

This Amendment will become effective as of January 1, 2000.

“Buy.com”		“Ingram”
Buy.com Inc.		Ingram Micro Inc.
21 Brookline		1600 East St. Andrew Place
Aliso Viejo, California 92656		Santa Ana, California 92705

By:	/s/ John C. Herr	By:	/s/ David P. Nalley
	(Officer of the Company)		(Officer of the Company)

Name:	John C. Herr	Name:	David P. Nalley
	(Please print or type)		(Please print or type)

Title:	VP, Marketing & Advertising Sales	Title:	VP GM CMD

Date:	2/18/00	Date:	2/21/00

EXHIBIT B

Marketing Agreement

Ingram understands the demands and requirements that Buy.com has in order to meet its specific business objectives and future goals. Ingram’s Consumer Markets Division (CMD) is committed to work with key contacts at Buy.com to facilitate an ease of doing business, increase communication between our companies and collaborate in meeting Buy.com’s established marketing goals.

To achieve Buy.com’s [***] goals, Ingram will commit to best efforts in working jointly with Buy.com in securing [***] established by Buy.com and Ingram.

To effectively facilitate this agreement, Ingram will assemble and assign a qualified team of associates to manage all aspects of the Ingram and Buy.com marketing relationship. Ingram assigned associates will include [***], and additional support on an as-needed basis such as a senior manager, a marketing manager, pass-through support and administration support. These associates, and the CMD management team, will work closely with the Buy.com sales team to initiate and drive marketing programs to [***]. Ingram will maintain a [***] from the date of Ingram’s signature on the amendment that makes this Exhibit B effective.

The Ingram/Buy.com sales and marketing team will be assigned [***] requirements of Buy.com, as measured by Ingram fiscal quarter, as outlined below.

[***]

Any changes to the [***] identified herein must be mutually agreed to between Buy.com and Ingram by written amendment to this Agreement.

This [***] agreement is based on the [***] to Buy.com either through Ingram or directly to Buy.com [***] secured by either Ingram, Buy.com or any other source. [***].

Buy.com will prepare and forward to Ingram a monthly statement detailing current [***] and progress toward achievement of [***].

As part of this marketing program, Buy com agrees to pay Ingram [***]. This [***] will apply to all [***] secured by either Ingram or Buy.com including existing contracts, carryover contracts, new [***], upgrades, renewals and any [***] contract changes, The [***] payment schedule is based on [***] achievement and is as follows:

[***]

Ingram will collect the [***] by debiting Buy.com’s account on a quarterly basis.

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Ingram will ensure processes and resources are in place to provide Buy.com with effective and timely processing of [***] approvals and credits. Reporting on all [***] transactions, through Ingram, will be available and provided on a weekly basis to a designated contact at Buy.com.

Ingram intends to support Buy.com in developing strategic alliances with key decision-makers [***] in addition to actively acting in a sales agent role [***].

As an integral component of the program, the [***] associates will spend a mutually agreed upon length of time working at Buy.com’s corporate location in order to acquire a full comprehension of Buy.com business model and available marketing vehicles. Buy.com will provide for adequate workspace for Ingram associates to facilitate vendor meetings and participate in trainings and informational updates on site at the Buy.com corporate location.

Facilitation of necessary trainings and the development of promotional collateral and sales tools will be a joint responsibility of Ingram and Buy.com. Specifically the Buy.com CMD Marketing team will be chartered with the following responsibilities.

•	Act as primary interface for overall Product Management

•	Act as point persons far Product Management associates [***] in respect to Buy.com marketing programs

•	Coordinate Product Management and vendor trainings and presentations

•	Develop and maintain a new vendor interaction program

•	Schedule and drive key meetings

•	Manage development, follow-up and reporting of Buy.com activity solicitations

•	Act as point persons for Buy.com [***] approvals and credits

•	Understand Buy.com’s business model, its position in the marketplace and end user market segments

•	Plan, develop and coordinate necessary and approved marketing activities and opportunities as related to Ingram associates [***]

•	Research, inquire and develop channels of [***] in support of Buy.com marketing programs and identify and help recover additional [***]

The Buy.com CMD Marketing associates are employees of Ingram, dedicated to implementing the Buy.com/Ingram marketing relationship. The associates will receive compensation and benefits as an Ingram employee and cannot accept incentives, bonuses or spiffs directly from Buy.com.

The associates will report directly to a dedicated marketing associate and must abide by all policies and procedures as established in the Ingram employee handbook. Ingram will retain all hiring and termination decisions per Ingram’s policies.

Either party may cancel this Exhibit B Marketing Agreement without cause at any time after 1 July 2000 upon thirty (30) day advance written notice to the other party.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

Resale Agreement – Amendment #4

Ingram Micro Inc. (“Ingram”) and Buy.com Inc. (“Buy.com”) hereby agree to amend their mutual Resale Agreement, effective 10 March 1999, and any subsequent Amendments, as follows:

1.	Section 2.A. is modified as follows:

A. Buy.com agrees that Ingram will be Buy.com’s primary source for its Product requirements during the term of this Agreement.

This Amendment shall remain in effect for the current term and any renewal term of the Agreement.

Notwithstanding the foregoing, all other provisions of the Agreement remained unchanged. The undersigned has read this Amendment, agrees hereto, and is an authorized representative of its respective party.

This Amendment will become effective as of July 12, 2000.

“Buy.com”		“Ingram”
Buy.com Inc.		Ingram Micro Inc.
21 Brookline		1600 East St. Andrew Place
Aliso Viejo, California 92656		Santa Ana, California 92705

By:	/s/ Greg Hawkins	By:	/s/ David P. Nalley
	(Officer of the Company)		(Officer of the Company)

Name:	Greg Hawkins	Name:	David P. Nalley
	(Please print or type)		(Please print or type)

Title:	Chief Executive Officer	Title:	VP GM

Date:	July 13, 2000	Date:	7/18/00